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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): December 3, 2014

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

        (b) On December 3, 2014, Mukesh Patel submitted his resignation as a director of Aehr Test Systems (the "Company"). Mr. Patel's resignation was voluntary and did not result from any disagreement with the Company or the Company's Board of Directors (the "Board").

        (d) The Board appointed John Schneider to the Board to fill the vacancy created by the resignation of Mr. Patel effective December 3, 2014. The Board did not appoint Mr. Schneider to serve on any of the committees of the Board immediately, but may do so in the future.

         As a non-employee director, Mr. Schneider will receive the same compensation and indemnification as the Company's other outside directors. The Company previously disclosed the terms of its outside director compensation in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on September 26, 2014.

         On November 24, 2014, Dharma Group Insurance Company, an affiliate of Mr. Schneider, entered into a Common Stock Purchase Agreement with the Company pursuant to which it purchased 205,676 shares of the Company's Common Stock at a price of $2.431 per share.

         A copy of the press release announcing Mr. Schneider's appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    ------------------------------------
             99.1           Press Release dated December 8, 2014




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  December 8, 2014
                                          By:  /s/ Gary L. Larson
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer